Other Assets - Schedule of Other Assets (Detail) - USD ($) $ in Thousands	Mar. 31, 2016	Mar. 31, 2015
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Prepayment of land leased from Israel Land Administration	$ 14,038	$ 14,273
Intangible assets and deferred costs, net	8,334	13,204
Goodwill	7,198	7,206
Deferred income taxes	4,007	4,153
Severance pay fund	1,873	1,770
Other	356	112
Other assets	$ 35,806	$ 40,718